                                                                    Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  hereby  consent  to the  incorporation  by  reference  in this  Registration
Statement  on Form S-8 of our report  dated  February  24, 2006  relating to the financial  statements,  which appears in The Quigley Corporation's Annual Report on Form 10-K for the year  ended  December  31,  2005.  We also  consent  to the references to us under the headings "Experts" in such Registration Statement.

Amper, Politziner & Mattia P.C.

/s/ Amper, Politziner & Mattia P.C.

Edison, New Jersey
March 28, 2006